UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 15, 2012

Insperity, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13998	76-0479645
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19001 Crescent Springs Drive
Kingwood, Texas 77339
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (281) 358-8986

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 15, 2012, Insperity, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) at its corporate headquarters in Kingwood, Texas.  The results of the matters submitted to a vote of the stockholders at the Annual Meeting were as follows:

(i)	To elect the persons named below as Class II directors for a term expiring at the annual meeting of stockholders in 2015 or until their respective successors have been duly elected and qualified:

Director	For	Withheld	Broker Non-Votes

Paul J. Sarvadi	20,980,410	1,232,492	1,564,379
Austin P. Young	20,873,222	1,339,680	1,564,379

(ii)	To approve the Insperity, Inc. 2012 Incentive Plan:

For	Against	Abstain	Broker Non-Votes

16,873,734	5,333,251	5,917	1,564,379

(iii)	Advisory vote to approve the Company’s executive compensation:

For	Against	Abstain	Broker Non-Votes

18,115,192	4,088,032	9,678	1,564,379

(iv)	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012:

For	Against	Abstain	Broker Non-Votes

22,660,788	1,109,234	7,259	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPERITY, INC.

By:	/s/ Daniel D. Herink
Daniel D. Herink
Senior Vice President of Legal, General Counsel and Secretary

Date:  May 17, 2012